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                                                                   EXHIBIT 10.21

(AHCCCS LOGO)


           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                         SECTION A. CONTRACT AMENDMENT

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1.   AMENDMENT      2.   CONTRACT          3.  EFFECTIVE DATE       4.  PROGRAM:
      NUMBER:               NO.:                OF AMENDMENT:
          19            YH8-0001-05            OCTOBER 1, 2002            OMC
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5.   CONTRACTOR'S NAME AND ADDRESS:
                              HEALTH CHOICE ARIZONA
                           1600 W. BROADWAY, SUITE 260
                                 TEMPE, AZ 85282
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6.   PURPOSE OF AMENDMENT: TO EXTEND THE TERM OF THE CONTRACT FOR ONE YEAR AND
     TO AMEND SECTIONS B, C, D AND E AND ATTACHMENTS B, F, H AND I.
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7.   THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A. EXTENSION OF CONTRACT: In accordance with Section D, Paragraph 50, Term of Contract and Option to Renew, this contract is extended for the period 10/1/02 - 9/30/03. The Contractor's response affirming or declining the extension must be received by AHCCCSA no later than 3:00 PM, September 20, 2002.

B. CHANGES IN REQUIREMENTS: In accordance with Section E, Paragraph 30, "Changes", various changes in contract requirements are indicated in this contract restatement.

C. By signing this contract amendment, the Contractor is (1) agreeing to perform for an additional year according to the terms of the contract as amended, and (2) agreeing to the new and changed requirements contained herein.

       NOTE: PLEASE SIGN AND DATE BOTH AND THEN RETURN ONE TO:
                                                 MICHAEL VEIT, MD 5700
                                                 AHCCCS CONTRACTS AND PURCHASING
                                                 701 E JEFFERSON STREET
                                                 PHOENIX AZ 85034

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8.   EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
     CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

         IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT
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9.   SIGNATURE OF AUTHORIZED              10. SIGNATURE OF AHCCCSA CONTRACTING
     REPRESENTATIVE:                          OFFICER:

         /S/ CAROLYN ROSE                            /S/ MICHAEL VEIT
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TYPED NAME:

           CAROLYN ROSE                                  MICHAEL VEIT
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TITLE:                                              CONTRACTS & PURCHASING
     CHIEF EXECUTIVE OFFICER                            ADMINISTRATOR
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DATE: 9/20/02                                                DATE: AUG. 28, 2002
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